UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period :	May 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Annual report
4|30|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Annual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Financial statements	18

Federal tax information	43

Shareholder meeting results	44

About the Trustees	45

Officers	47

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

About the fund

Targeting stocks of growing companies in dynamic markets

Opportunities for growth in Asia-Pacific equity markets are substantial. Economic transformations occurring across the region are propelling a number of countries onto a global stage, while the region’s developed markets, Australia and New Zealand, are building unique connections to this accelerating growth. Putnam Asia Pacific Equity Fund seeks to harness this growth potential among select Asian and Pacific Basin companies, which are among the fastest growing in the world today.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Strong historical results

The MSCI All Country Asia ex. Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 7 of the past 10 years, in some cases by sizable margins.

The MSCI All Country Asia ex. Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

2	Asia Pacific Equity Fund	Asia Pacific Equity Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

Could you describe the market environment for Asia-Pacific equities over the past year?

On the whole, the 12-month period ended April 30, 2014, was marked by volatility, driven in part by the anticipation and eventual implementation of economic stimulus tapering in the United States. Market observers were also concerned about the heavy election calendar in a number of countries, including India and Indonesia; rising political tension in Thailand; and sluggish economic data in China. Amid the volatility, some pockets in Asia-Pacific markets experienced positive outcomes while others drew back sharply. In the second half of the period, the situation in Russia/Ukraine further amplified market volatility, with concerns focused on the potential for Asian markets to end up as collateral damage in this new conflict between Russia and the West.

In this context of choppy markets, the fund underperformed its benchmark. What led to this result?

Although our stock selection helped in some areas, it was not enough to offset the performance drag exerted by certain underperforming country exposures.

How might the situation in Russia and Ukraine affect Asia-Pacific markets?

Russia’s annexation of Crimea and its involvement in other parts of Ukraine highlight a number of risks that pertain to investing in emerging markets, particularly the risk

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Asia Pacific Equity Fund	5

that geopolitical turmoil can trigger capital outflows. This came to pass in Russia, and Russia’s actions may have caused some investors to rethink their emerging-market exposures more generally.

As for Asia-Pacific markets specifically, there is a concern that Russia’s actions and the West’s response could lead to higher energy prices for much of the developed and developing world. This is particularly important for the Asia-Pacific region because many of its countries rely so heavily on imported energy. We continue to monitor the situation closely and remain mindful of which stocks could suffer the most from higher energy costs.

On the other hand, we believe Russia is clearly more motivated at this point to pivot toward Asia as a long-term growth market for its energy resources. Ramping up natural gas deliveries to a country such as China, for example — over which Russia and China forged an agreement shortly after period-end — could be a way to reduce Russia’s dependence on European energy consumption. However, the turn toward Asia will take time, as extensive collaborative infrastructure development will be necessary to transport resources from a region like Siberia to China.

Speaking of China’s resource consumption, have the country’s environmental reform measures led to any positive developments?

China does intend to move away from coal-burning power plants toward cleaner natural-gas-fired plants, and the energy deal with Russia will help fuel that transition over time. Another key resource is water, and this is an important theme in the portfolio’s China investment strategy. A number of companies that produce efficient water infrastructure and other facilities, for example, have proven to be strong performers in recent quarters, and we expect that the market generally underappreciates the amount of money that

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Asia Pacific Equity Fund

will be spent in this area. In general, we think anti-pollution-related spending in China will have to increase significantly over the next decade, given the worsening air and water quality in that country.

Turning to other areas in the Asia-Pacific region, how did preparations for elections in Indonesia affect that market during the period?

For the year, Indonesia’s markets were in negative territory, although they have experienced strong performance since the start of 2014 — possibly on the hopes that the country would elect a market-friendly candidate. However, the political party of the candidate — Joko Widodo — who is widely perceived to be the most market friendly of the presidential hopefuls did not do as well in the parliamentary elections as we expected. If he wins the presidential election in July, Widodo, who is the current governor of Jakarta, could thus face a fractured government. In our view, that would make fiscal and market reforms, including Widodo’s apparent plans to develop domestic infrastructure that could reduce the overall cost of investing in Indonesia, more difficult to engineer.

How are you approaching investing in Thailand, another market where stocks have risen early in 2014 but where politics are increasingly adversarial?

Thailand’s constitutional court recently ordered the removal of the country’s president, Ms. Yingluck Shinawatra, while

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Asia Pacific Equity Fund	7

her remaining cabinet members nominated an interim prime minister. Ostensibly, these actions were taken to remedy government corruption, but the perception that the judicial move was politically motivated only risks further escalation of tension on both sides, which could make for highly volatile equity market performance.

Consequently, we reduced the fund’s exposure to the Thai market. Where we do invest in Thai equities, we currently prefer companies that are more leveraged to international and global trends and less tied to the fortunes of Thailand’s domestic economy.

Indian politics played a key role in India’s stock market performance during the period. What are your thoughts on developments there?

After many years of dysfunctional Congress-led government, we believe there has been a meaningful change at the top in India. In May 2014, Narenda Modi staged a historic election victory over what had been an Indian Congress-led dynasty that had been in power since the 1950s. Modi’s Indian supporters, and market observers more generally, hope that economic reform will be swift to come in the wake of his rise to power.

While we believe market-friendly reforms will happen, we also think that markets are assuming change will come faster than it will. This led us to trim our Indian stock exposures in the fund, but as market exuberance tempers we will be on the lookout for key changes in India’s growth trajectory as well as changes in the earnings growth of Indian companies.

Which stocks were the primary contributors to the fund’s relative results?

The top contributor to the fund’s performance was HCL Technologies. This is an Indian software company that we feel executed well on its business objective,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Asia Pacific Equity Fund

which is to provide software support to help manage infrastructure projects and other business processes. We trimmed our position in the stock, but we believe there may be further growth potential for HCL.

The second-largest contributor was the stock of China Singyes Solar Technologies. This company is an example of our environmental and resource theme in China. Though we trimmed the stock to lock in profits, we recycled the proceeds into other stocks that are part of the same theme.

Another resource-related company that also ranks among the top contributors for the period is Beijing Enterprises Water Group. This company modernizes small regional water treatment and distribution facilities in China. Many areas of China have insufficient water treatment facilities and substandard piping, which causes huge amounts of water loss during distribution. We believe Beijing Enterprises Water Group’s modern water treatment and distribution facilities play a valuable role in providing water effectively to China’s quickly urbanizing population. We sold the stock by the end of the period, redeploying the proceeds into water and clean-energy-related names.

Which stocks or strategies were the primary detractors from performance?

The largest detractor was the stock of an Indonesian company, Surya Semesta, which develops infrastructure estates — office parks, manufacturing facilities, and other commercial real estate — in Indonesia. The stock suffered as a result of general macroeconomic pressures and because of political uncertainties pertaining to the country’s national elections. Under these two conditions, foreign investors such as Japanese corporations became reluctant to invest in Indonesia.

Samsung Electronics was another relative detractor for the period. Concerns range from the potential saturation of the smartphone market to the company’s reluctance to deploy its growing cash hoard. We were not deterred from holding Samsung because we are focused on the fact that the company produces more than smartphones. For example, we believe that Samsung’s relationship with Apple — often noted for its aggressively competitive dimensions — could actually help Samsung in the long run. The company continues to supply Apple with a number of core components for its mobile products, such as the processor chip that powers the iPhone 5s.

China Overseas Grand Oceans Group, Ltd. [COGOGL] also proved to be a drag on returns. This property company is exposed to large — but not mega-size — provincial Chinese capitals and numerous other urban areas that have experienced rapid growth in the past 10 years. As has frequently been discussed in the press, these markets appear to be at risk of having an oversupply of property. Although COGOGL itself was executing well enough in its business, it was painted with the same brush regarding real estate market weakness, which caused the stock to suffer. Consequently, we sold this stock from the portfolio.

What was the impact of derivatives on the fund’s performance?

During the period, we employed options to manage downside risks and guard against currency weakness. Overall, this strategy had a positive impact on the performance of the fund.

Looking forward, what do you consider the key risks and opportunities in Asia-Pacific stocks?

As I consider the future for Asia-Pacific stocks, I recall a saying that’s frequently attributed to Darwin: It’s not the strongest or most intelligent that survive — it’s the ones that are most adaptable to change. This is a useful concept to apply to any number of markets, from Thai companies who are

Asia Pacific Equity Fund	9

threatened by political strife to Chinese companies that are struggling to manage the higher cost of energy and capital. In our research, we look for companies that can navigate today’s difficult political and economic transitions and that we think can surprise with unanticipated growth born of an ability to adapt and thrive.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Asia Pacific Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	31.29%	23.74%	26.71%	24.71%	26.58%	26.58%	28.20%	23.71%	29.81%	32.89%
Annual average	5.73	4.46	4.97	4.63	4.95	4.95	5.22	4.46	5.49	6.00

3 years	–7.90	–13.19	–9.77	–12.10	–9.89	–9.89	–9.21	–12.39	–8.52	–7.21
Annual average	–2.70	–4.61	–3.37	–4.21	–3.41	–3.41	–3.17	–4.31	–2.92	–2.46

1 year	0.67	–5.11	0.00	–5.00	0.00	–1.00	0.30	–3.21	0.54	1.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/14

	MSCI All Country Asia ex.	Lipper Pacific Ex Japan
	Japan Index (ND)	Funds category average*

Life of fund	54.16%	59.41%
Annual average	9.27	9.48

3 years	–0.68	1.01
Annual average	–0.23	0.11

1 year	1.74	0.82

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 4/30/14, there were 78, 65, and 35 funds, respectively, in this Lipper category.

Asia Pacific Equity Fund	11

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,671 ($12,471 with contingent deferred sales charge). A $10,000 investment in the fund’s Class C shares would have been valued at $12,658, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,371 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,981 and $13,289, respectively.

Fund price and distribution information For the 12-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.028		—	—	—		$0.014	$0.052

Capital gains	—		—	—	—		—	—

Total	$0.028		—	—	—		$0.014	$0.052

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$10.18	$10.80	$10.02	$9.98	$10.10	$10.47	$10.13	$10.18

4/30/14	10.22	10.84	10.02	9.98	10.13	10.50	10.17	10.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Asia Pacific Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	32.06%	24.46%	27.47%	25.47%	27.47%	27.47%	28.96%	24.44%	30.57%	33.67%
Annual average	5.96	4.66	5.19	4.84	5.19	5.19	5.44	4.66	5.71	6.23

3 years	–3.73	–9.26	–5.80	–8.23	–5.82	–5.82	–5.16	–8.48	–4.44	–3.02
Annual average	–1.26	–3.19	–1.97	–2.82	–1.98	–1.98	–1.75	–2.91	–1.50	–1.02

1 year	3.71	–2.25	3.07	–1.93	3.08	2.08	3.24	–0.37	3.58	4.06

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/13*	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Total annual operating expenses
for the fiscal year ended 4/30/13	2.60%	3.35%	3.35%	3.10%	2.85%	2.35%

Annualized expense ratio for
the six-month period ended
4/30/14†‡	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees of 0.01%, which is not included in the financial highlight or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 4/30/14.

Asia Pacific Equity Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.54	$11.25	$11.24	$10.01	$8.78	$6.31

Ending value (after expenses)	$1,000.80	$998.00	$997.00	$999.00	$1,000.40	$1,002.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.60	$11.33	$11.33	$10.09	$8.85	$6.36

Ending value (after expenses)	$1,017.26	$1,013.54	$1,013.54	$1,014.78	$1,016.02	$1,018.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Asia Pacific Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex. Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Asia Pacific Equity Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Asia Pacific Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Asia Pacific Equity Fund	17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Asia Pacific Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 12, 2009 (commencement of operations) through April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Equity Fund as of April 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 11, 2014

Asia Pacific Equity Fund	19

The fund’s portfolio 4/30/14

COMMON STOCKS (91.6%)*	Shares	Value

Auto components (1.4%)
Hyundai Mobis Co., Ltd. (South Korea)	450	$128,354

		128,354
Automobiles (2.3%)
Hyundai Motor Co. (South Korea)	936	209,132

		209,132
Banks (8.8%)
Bank Mandiri (Persero) Tbk PT (Indonesia)	142,300	120,725

China Construction Bank Corp. (China)	243,000	167,715

Jammu & Kashmir Bank, Ltd. (India)	2,851	79,307

Metropolitan Bank & Trust Co. (Philippines)	35,600	67,790

Philippine National Bank (Philippines) †	52,042	101,949

United Overseas Bank, Ltd. (Singapore)	14,000	243,063

		780,549
Building products (1.3%)
KCC Corp. (South Korea)	114	56,810

LG Hausys, Ltd. (South Korea)	340	60,015

		116,825
Capital markets (—%)
BGP Holdings PLC (Malta) F	132,965	184

Yuanta Financial Holding Co., Ltd. (Taiwan)	1	1

		185
Chemicals (2.1%)
LG Chemical, Ltd. (South Korea)	410	104,598

PTT Global Chemical PCL (Thailand)	42,300	80,718

		185,316
Construction and engineering (2.9%)
China Railway Group, Ltd. (China)	223,000	99,857

China Singyes Solar Technologies Holdings, Ltd. (China)	33,000	48,519

China WindPower Group, Ltd. (China) †	740,000	49,038

Nusa Raya Cipta Tbk PT (Indonesia) †	280,200	23,523

Surya Semesta Internusa Tbk PT (Indonesia)	488,400	35,226

		256,163
Construction materials (0.7%)
China National Building Material Co., Ltd. (China)	62,000	58,630

		58,630
Diversified telecommunication services (1.4%)
PCCW, Ltd. (Hong Kong)	234,000	125,051

		125,051
Electric utilities (2.3%)
Power Grid Corp. of India, Ltd. (India)	28,666	50,313

Tenaga Nasional Bhd (Malaysia)	41,800	152,366

		202,679
Electronic equipment, instruments, and components (0.6%)
Hollysys Automation Technologies, Ltd. (China) †	2,589	55,430

		55,430
Energy equipment and services (3.3%)
Ezion Holdings, Ltd. (Singapore)	84,200	152,888

Ezra Holdings, Ltd. (Singapore)	75,000	63,017

SPT Energy Group, Inc. (China)	136,000	73,891

		289,796

20	Asia Pacific Equity Fund

COMMON STOCKS (91.6%)* cont.	Shares	Value

Food and staples retail (1.8%)
CP ALL PCL (Thailand)	25,800	$33,486

Puregold Price Club, Inc. (Philippines)	122,300	126,225

		159,711
Gas utilities (0.8%)
China Resources Gas Group, Ltd. (China)	24,000	71,059

		71,059
Health-care equipment and supplies (0.6%)
Microport Scientific Corp. (China)	73,000	49,483

		49,483
Hotels, restaurants, and leisure (3.9%)
Gourmet Master Co., Ltd. (Taiwan)	5,000	40,551

Grand Korea Leisure Co., Ltd. (South Korea)	1,610	67,278

Hana Tour Service, Inc. (South Korea)	793	50,900

Home Inns & Hotels Management, Inc. ADR (China) †	2,317	65,849

Melco Crown Entertainment, Ltd. ADR (Hong Kong)	1,767	60,396

Paradise Entertainment, Ltd. (Hong Kong) †	80,000	59,670

		344,644
Household durables (1.6%)
Coway Co., Ltd. (South Korea)	1,189	93,744

Skyworth Digital Holdings, Ltd. (China)	102,000	48,820

		142,564
Independent power and renewable electricity producers (1.1%)
China Power New Energy Development Co., Ltd. (China) †	780,000	41,472

China Resources Power Holdings Co., Ltd. (China)	22,000	55,337

		96,809
Industrial conglomerates (3.4%)
Hutchison Whampoa, Ltd. (Hong Kong)	15,000	205,711

Keppel Corp., Ltd. (Singapore)	11,400	95,777

		301,488
Insurance (8.3%)
AIA Group, Ltd. (Hong Kong)	47,800	231,842

Cathay Financial Holding Co., Ltd. (Taiwan)	85,387	120,398

China Life Insurance Co., Ltd. (China)	48,000	124,769

China Pacific Insurance (Group) Co., Ltd. (China)	32,800	102,869

Hanwha Life Insurance Co., Ltd. (South Korea)	15,570	101,255

Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	4,600	57,332

		738,465
Internet and catalog retail (0.2%)
Bigfoot GmbH (acquired 8/2/13, cost $21,981) (Private) (Brazil) † ∆∆ F	1	14,928

		14,928
Internet software and services (5.1%)
58.Com, Inc. ADR (China) †	785	31,227

Baidu, Inc. ADR (China) †	566	87,079

Naver Corp. (South Korea)	70	50,406

SouFun Holdings, Ltd. ADR (China)	3,307	38,923

Tencent Holdings, Ltd. (China)	3,900	245,309

		452,944
IT Services (2.0%)
HCL Technologies, Ltd. (India)	7,566	176,336

		176,336
Life sciences tools and services (0.7%)
WuXi pharmaTech Cayman, Inc. ADR (China) †	1,965	66,810

		66,810

Asia Pacific Equity Fund	21

COMMON STOCKS (91.6%)* cont.	Shares	Value

Machinery (0.4%)
BHI Co., Ltd. (South Korea)	2,286	$38,952

		38,952
Media (2.8%)
CJ CGV Co., Ltd. (South Korea)	1,651	77,022

Global Mediacom Tbk PT (Indonesia)	490,700	92,998

Sun TV Network, Ltd. (India)	12,603	78,563

		248,583
Oil, gas, and consumable fuels (2.1%)
China Petroleum & Chemical Corp. (China)	114,000	101,067

Oil & Natural Gas Corp., Ltd. (India)	16,411	88,451

		189,518
Personal products (0.8%)
Grape King Bio, Ltd. (Taiwan)	16,000	71,672

		71,672
Real estate management and development (6.2%)
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	859,000	38,010

Cathay Real Estate Development Co., Ltd. (Taiwan)	102,000	59,137

Cheung Kong Holdings, Ltd. (Hong Kong)	4,000	68,282

Hemaraj Land and Development PCL (Thailand)	667,600	73,444

Hysan Development Co., Ltd. (Hong Kong)	12,000	51,399

Robinsons Land Corp. (Philippines)	127,800	63,937

Sun Hung Kai Properties, Ltd. (Hong Kong)	10,000	126,062

Wharf Holdings, Ltd. (Hong Kong)	10,000	69,999

		550,270
Semiconductors and semiconductor equipment (15.5%)
Advanced Semiconductor Engineering, Inc. (Taiwan)	126,000	146,415

Canadian Solar, Inc. (Canada) †	1,678	45,507

Inotera Memories, Inc. (Taiwan) †	107,000	109,981

Radiant Opto-Electronics Corp. (Taiwan)	23,630	95,329

Samsung Electronics Co., Ltd. (South Korea)	475	619,100

Semiconductor Manufacturing International Corp. (China) †	527,000	42,830

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	82,000	323,246

		1,382,408
Specialty retail (1.6%)
China ZhengTong Auto Services Holdings, Ltd. (China) †	167,500	91,193

Kolao Holdings (South Korea)	2,230	55,634

		146,827
Technology hardware, storage, and peripherals (1.1%)
Pegatron Corp. (Taiwan)	62,000	94,253

		94,253
Thrifts and mortgage finance (1.5%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	8,904	132,769

		132,769
Water utilities (2.2%)
China Water Affairs Group, Ltd. (China)	214,000	72,060

Hyflux, Ltd. (Singapore)	71,000	68,022

Sound Global, Ltd. (China) †	61,000	55,590

		195,672
Wireless telecommunication services (0.8%)
StarHub, Ltd. (Singapore)	22,000	72,957

		72,957

Total common stocks (cost $7,219,577)		$8,147,232

22	Asia Pacific Equity Fund

INVESTMENT COMPANIES (2.0%)*		Shares	Value

iShares MSCI Taiwan ETF (Taiwan)		5,747	$84,136

Market Vectors Vietnam ETF (Vietnam)		4,856	97,411

Total investment companies (cost $179,595)			$181,547

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike	amount	Value

iShares MSCI Emerging Markets Index (Put)	May-14/$38.00	$13,563	$765

SGX CNX Nifty Index Future (Put)	Jun-14/6,459.17	63	10,580

Total purchased options outstanding (cost $31,684)			$11,345

SHORT-TERM INVESTMENTS (6.5%)*		Shares	Value

Putnam Short Term Investment Fund 0.06% L		574,779	$574,779

Total short-term investments (cost $574,779)			$574,779

TOTAL INVESTMENTS

Total investments (cost $8,005,635)			$8,914,903

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $8,897,105.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $14,928, or 0.2% of net assets.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Asia Pacific Equity Fund	23

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	21.8%	Indonesia	3.5%

South Korea	19.9	Thailand	2.1

Taiwan	12.8	Malaysia	1.7

Hong Kong	11.2	Vietnam	1.1

Singapore	7.9	Canada	0.5

India	6.8	Brazil	0.2

United States	6.5	Total	100.0%

Philippines	4.0

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $14,056)

	Expiration	Contract
	date/strike	amount	Value

iShares MSCI Emerging Markets Index (Put)	May-14/$35.00	$13,563	$356

SGX CNX Nifty Index Future (Put)	Jun-14/5,779.25	63	2,251

Total			$2,607

24	Asia Pacific Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$126,245	$1,093,859	$14,928

Consumer staples	33,486	197,897	—

Energy	—	479,314	—

Financials	73,444	2,128,610	184

Health care	66,810	49,483	—

Industrials	—	713,428	—

Information technology	258,166	1,903,205	—

Materials	80,718	163,228	—

Telecommunication services	—	198,008	—

Utilities	—	566,219	—

Total common stocks	638,869	7,493,251	15,112

Investment companies	181,547	—	—

Purchased options outstanding	—	11,345	—

Short-term investments	574,779	—	—

Totals by level	$1,395,195	$7,504,596	$15,112

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	$—	$(2,607)	$—

Totals by level	$—	$(2,607)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	25

Statement of assets and liabilities 4/30/14

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $7,430,856)	$8,340,124
Affiliated issuers (identified cost $574,779) (Notes 1 and 5)	574,779

Foreign currency (cost $10,102) (Note 1)	10,150

Dividends, interest and other receivables	12,766

Receivable for shares of the fund sold	2,402

Receivable for investments sold	16,101

Receivable from Manager (Note 2)	6,634

Prepaid assets	10,071

Total assets	8,973,027

LIABILITIES

Payable to custodian	12,165

Payable for shares of the fund repurchased	250

Payable for custodian fees (Note 2)	9,481

Payable for investor servicing fees (Note 2)	35

Payable for Trustee compensation and expenses (Note 2)	856

Payable for administrative services (Note 2)	27

Payable for distribution fees (Note 2)	2,077

Payable for auditing and tax fees	35,432

Payable for reports to shareholders	11,486

Written options outstanding, at value (premiums $14,056) (Notes 1 and 3)	2,607

Other accrued expenses	1,506

Total liabilities	75,922

Net assets	$8,897,105

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,157,901

Accumulated net investment loss (Note 1)	(22,741)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,158,883)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	920,828

Total — Representing net assets applicable to capital shares outstanding	$8,897,105

(Continued on next page)

26	Asia Pacific Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,056,447 divided by 690,170 shares)	$10.22

Offering price per class A share (100/94.25 of $10.22)*	$10.84

Net asset value and offering price per class B share ($237,308 divided by 23,694 shares)**	$10.02

Net asset value and offering price per class C share ($395,059 divided by 39,570 shares)**	$9.98

Net asset value and redemption price per class M share ($44,437 divided by 4,387 shares)	$10.13

Offering price per class M share (100/96.50 of $10.13)*	$10.50

Net asset value, offering price and redemption price per class R share
($119,895 divided by 11,790 shares)	$10.17

Net asset value, offering price and redemption price per class Y share
($1,043,959 divided by 102,013 shares)	$10.23

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	27

Statement of operations Year ended 4/30/14

INVESTMENT INCOME

Dividends (net of foreign tax of $18,304)	$184,226

Interest (including interest income of $172 from investments in affiliated issuers) (Note 5)	176

Total investment income	184,402

EXPENSES

Compensation of Manager (Note 2)	75,719

Investor servicing fees (Note 2)	20,569

Custodian fees (Note 2)	32,726

Trustee compensation and expenses (Note 2)	585

Distribution fees (Note 2)	25,429

Administrative services (Note 2)	231

Reports to shareholders	19,167

Auditing and tax fees	49,434

Other	6,140

Fees waived and reimbursed by Manager (Note 2)	(90,457)

Total expenses	139,543

Expense reduction (Note 2)	(3,460)

Net expenses	136,083

Net investment income	48,319

Net realized loss on investments (net of foreign tax of $3,252) (Notes 1 and 3)	(124,583)

Net realized loss on foreign currency transactions (Note 1)	(24,261)

Net realized gain on written options (Notes 1 and 3)	11,732

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	137

Net unrealized appreciation of investments and written options during the year	79,968

Net loss on investments	(57,007)

Net decrease in net assets resulting from operations	$(8,688)

The accompanying notes are an integral part of these financial statements.

28	Asia Pacific Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/14	Year ended 4/30/13

Operations:
Net investment income	$48,319	$31,903

Net realized loss on investments
and foreign currency transactions	(137,112)	(263,691)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	80,105	939,059

Net increase (decrease) in net assets resulting
from operations	(8,688)	707,271

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(21,273)	(12,778)

Class R	(167)	—

Class Y	(3,728)	(2,807)

Redemption fees (Note 1)	—	732

Increase (decrease) from capital share transactions (Note 4)	(116,717)	593,896

Total increase (decrease) in net assets	(150,573)	1,286,314

NET ASSETS

Beginning of year	9,047,678	7,761,364

End of year (including accumulated net investment loss
of $22,741 and $34,442, respectively)	$8,897,105	$9,047,678

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio of
	Net asset		Net realized										Ratio	net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
April 30, 2014	$10.18	.06	.01	.07	(.03)	—	—	(.03)	—	$10.22	.67	$7,056	1.55	.59	108
April 30, 2013	9.36	.04	.80	.84	(.02)	—	—	(.02)	— [e]	10.18	8.96	7,539	1.60	.44	117
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.36	(16.04)	6,556	1.63	.43	130
April 30, 2011	11.69	.08	1.89	1.97	(.12)	(.55)	—	(.67)	.01	13.00	17.20	9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	—	(.45)	— [e]	11.69	21.62 *	6,899	1.60 *	.20 *	106 *

Class B
April 30, 2014	$10.02	(.02)	.02	— [e]	—	—	—	—	—	$10.02	— [f]	$237	2.30	(.19)	108
April 30, 2013	9.27	(.02)	.77	.75	—	—	—	—	— [e]	10.02	8.09	227	2.35	(.25)	117
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.27	(16.53)	204	2.38	(.35)	130
April 30, 2011	11.64	(.01)	1.87	1.86	(.05)	(.55)	—	(.60)	.01	12.91	16.26	223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	—	(.42)	— [e]	11.64	20.79 *	165	2.27 *	(.48) *	106 *

Class C
April 30, 2014	$9.98	(.01)	.01	— [e]	—	—	—	—	—	$9.98	— [f]	$395	2.30	(.08)	108
April 30, 2013	9.24	(.04)	.78	.74	—	—	—	—	— [e]	9.98	8.01	468	2.35	(.45)	117
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.24	(16.57)	294	2.38	(.45)	130
April 30, 2011	11.63	(.01)	1.87	1.86	(.07)	(.55)	—	(.62)	.01	12.88	16.32	277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	—	(.42)	— [e]	11.63	20.77 *	77	2.27 *	(.53) *	106 *

Class M
April 30, 2014	$10.10	.01	.02	.03	—	—	—	—	—	$10.13	.30	$44	2.05	.06	108
April 30, 2013	9.33	(.01)	.78	.77	—	—	—	—	— [e]	10.10	8.25	42	2.10	(.12)	117
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	— [e]	9.33	(16.38)	34	2.13	(.08)	130
April 30, 2011	11.66	.02	1.88	1.90	(.06)	(.55)	—	(.61)	.01	12.96	16.60	48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	—	(.43)	— [e]	11.66	21.10 *	21	2.04 *	(.28) *	106 *

Class R
April 30, 2014	$10.13	.02	.03	.05	(.01)	—	—	(.01)	—	$10.17	.54	$120	1.80	.17	108
April 30, 2013	9.33	.02	.78	.80	—	—	—	—	— [e]	10.13	8.57	81	1.85	.20	117
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.33	(16.19)	71	1.88	.10	130
April 30, 2011	11.69	.05	1.88	1.93	(.11)	(.55)	—	(.66)	.01	12.97	16.90	64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	—	(.42)	— [e]	11.69	21.38 *	15	1.82 *	(.11) *	106 *

Class Y
April 30, 2014	$10.18	.09	.01	.10	(.05)	—	—	(.05)	—	$10.23	1.01	$1,044	1.30	.85	108
April 30, 2013	9.37	.06	.79	.85	(.04)	—	—	(.04)	— [e]	10.18	9.09	692	1.35	.64	117
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	— [e]	9.37	(15.80)	602	1.38	.66	130
April 30, 2011	11.70	.12	1.89	2.01	(.15)	(.55)	—	(.70)	.01	13.02	17.53	740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	—	(.46)	— [e]	11.70	21.86 *	384	1.38 *	.42 *	106 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Asia Pacific Equity Fund	Asia Pacific Equity Fund	31

Financial highlights (Continued)

* Not annualized.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2014	1.03%

April 30, 2013	0.99

April 30, 2012	1.16

April 30, 2011	1.81

April 30, 2010	2.36

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32	Asia Pacific Equity Fund

Notes to financial statements 4/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through April 30, 2014.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund will focus on emerging markets. This means that the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013, and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Asia Pacific Equity Fund	33

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

34	Asia Pacific Equity Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Asia Pacific Equity Fund	35

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2014, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$679,674	$465,859	$1,145,533

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $22,741 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2014 and April 30, 2014, and (ii) specified ordinary losses recognized during the period between November 1, 2013 and April 30, 2014), to its fiscal year ending April 30, 2015.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $11,450 to increase accumulated net investment loss, $4,400 to decrease paid-in-capital and $15,850 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,231,175
Unrealized depreciation	(335,257)

Net unrealized appreciation	895,918
Capital loss carryforward	(1,145,533)
Late year ordinary loss deferral	(22,741)
Cost for federal income tax purposes	$8,018,985

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

36	Asia Pacific Equity Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the benchmark indices described below, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Effective July 1, 2011, the fund’s benchmark index is the MSCI All Country Asia ex Japan Index (ND). Before July 1, 2011, the fund’s benchmark index was the MSCI All Country Asia Pacific Index (ND). Because the performance adjustment is based on a rolling thirty-six month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the previous index (MSCI All Country Asia Pacific Index (ND)) for the portion of the performance period before July 1, 2011, and the performance of the new index (MSCI All Country Asia ex Japan Index (ND)) for the remainder of the period.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.926% of the fund’s average net assets before a decrease of $5,696 (0.065% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2014 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $90,457 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Asia Pacific Equity Fund	37

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$17,062	Class R	243

Class B	536	Class Y	1,673

Class C	957	Total	$20,569

Class M	98

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $17 under the expense offset arrangements and by $3,443 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$18,225	Class M	315

Class B	2,298	Class R	524

Class C	4,067	Total	$25,429

38	Asia Pacific Equity Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,219 and $37 from the sale of class A and class M shares, respectively, and received $79 and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,110,814 and $9,545,928, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amount	Written option premiums

Written options outstanding at the
beginning of the reporting period	$3,119	$8,130

Options opened	28,359	19,655
Options exercised	—	—
Options expired	—	—
Options closed	(17,852)	(13,729)

Written options outstanding at the
end of the reporting period	$13,626	$14,056

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	104,839	$1,056,216	123,752	$1,192,160

Shares issued in connection with
reinvestment of distributions	940	9,397	506	4,979

	105,779	1,065,613	124,258	1,197,139

Shares repurchased	(156,441)	(1,527,365)	(83,827)	(791,104)

Net increase (decrease)	(50,662)	$(461,752)	40,431	$406,035

	Year ended 4/30/14		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	3,584	$35,090	8,994	$84,249

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	3,584	35,090	8,994	84,249

Shares repurchased	(2,539)	(25,115)	(8,348)	(76,628)

Net increase	1,045	$9,975	646	$7,621

Asia Pacific Equity Fund	39

	Year ended 4/30/14		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	11,196	$109,311	23,673	$222,826

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	11,196	109,311	23,673	222,826

Shares repurchased	(18,479)	(172,363)	(8,681)	(81,662)

Net increase (decrease)	(7,283)	$(63,052)	14,992	$141,164

	Year ended 4/30/14		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	737	$7,258	1,030	$9,779

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	737	7,258	1,030	9,779

Shares repurchased	(474)	(4,721)	(556)	(4,844)

Net increase	263	$2,537	474	$4,935

	Year ended 4/30/14		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	6,801	$66,167	4,442	$42,384

Shares issued in connection with
reinvestment of distributions	17	167	—	—

	6,818	66,334	4,442	42,384

Shares repurchased	(2,978)	(29,098)	(4,083)	(39,759)

Net increase	3,840	$37,236	359	$2,625

	Year ended 4/30/14		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	73,899	$750,063	32,442	$311,724

Shares issued in connection with
reinvestment of distributions	372	3,723	285	2,804

	74,271	753,786	32,727	314,528

Shares repurchased	(40,227)	(395,447)	(29,030)	(283,012)

Net increase	34,044	$358,339	3,697	$31,516

At the close of the reporting period, Putnam Investments, LLC owned 410,659 class A shares of the fund (59.5% of class A shares outstanding), valued at $4,196,935.

40	Asia Pacific Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$310,884	$4,379,074	$4,115,179	$172	$574,779

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$10,000

Purchased futures contract option contracts (contract amount)	$20

Written equity option contracts (contract amount) (Note 3)	$10,000

Written futures contract option contracts (contract amount) (Note 3)	$20

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$11,345	Payables	$2,607

Total		$11,345		$2,607

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Options	Total

Equity contracts	$539	$17,031	$17,570

Total	$539	$17,031	$17,570

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(8,658)	$(8,658)

Total	$(8,658)	$(8,658)

Asia Pacific Equity Fund	41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Goldman
	Sachs
	International	UBS AG	Total

Assets:

Purchased options**#	$10,580	$765	$11,345

Total Assets	$10,580	$765	$11,345

Liabilities:

Written options#	2,251	356	2,607

Total Liabilities	$2,251	$356	$2,607

Total Financial and Derivative Net Assets	$8,329	$409	$8,738

Total collateral received (pledged)†##	$—	$—	$—

Net amount	$8,329	$409	$8,738

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42	Asia Pacific Equity Fund

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $202,707 or $0.23 per share (for all classes of shares). Taxes paid to foreign countries were $15,052 or $0.02 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

Asia Pacific Equity Fund	43

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

687,000	9,518	10,973	130,565

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

44	Asia Pacific Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Asia Pacific Equity Fund	45

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

46	Asia Pacific Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Asia Pacific Equity Fund	47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48	Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Janet C. Smith
Company, LLC	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	Susan G. Malloy
Putnam Retail Management	President	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	James P. Pappas
Custodian	Principal Executive Officer, and	Vice President
State Street Bank	Compliance Liaison
and Trust Company		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Legal Counsel	Vice President and	BSA Compliance Officer
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm		Proxy Voting and Corporate
KPMG LLP		Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN108
287958 6/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2014	$38,915	$ —	$3,538	$ —
April 30, 2013	$37,955	$ —	$3,450	$ —

For the fiscal years ended April 30, 2014 and April 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,538 and $3,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2014	$ —	$ —	$ —	$ —

April 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014